Acquisitions and Divestitures (Details 3) (Predecessor, Divestiture of interests in certain oil and natural gas properties located in New Mexico, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Predecessor | Divestiture of interests in certain oil and natural gas properties located in New Mexico
Divestitures of non-core assets
Carrying values of interests sold	$ 14.3
Net cash proceeds on divestiture	12.5
Property interests received as consideration for divestiture	$ 1.8